Exhibit 99

News Release

Contact:	Richard L. Greslick, Jr.
Secretary
(814) 765-9621
FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - April 20, 2010

CNB Financial Corporation [Nasdaq:CCNE] shareholders and CNB Bank each held separate annual meetings today.

In the CNB Financial Corporation meeting, three incumbent directors were re-seated for a term of three years. They were: Dennis L. Merrey, Deborah Dick Pontzer, and Charles H. Reams. These directors were elected to serve the board until the Annual Meeting in the year 2013.

The following Corporation directors retained their positions but were not standing for election this year: Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, Michael F. Lezzer, Robert W. Montler, Jeffrey S. Powell, James B. Ryan, and Peter F. Smith.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Horwath LLP for the year ending December 31, 2010.

Chairman, Dennis L. Merrey, conducted the meeting. He called upon Mark D. Breakey, Executive Vice President and Chief Credit Officer of CNB Financial Corporation and CNB Bank, to address the shareholders. Mr. Breakey thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation that featured year end 2009 results. He discussed the credit quality of CNB Financial Corporation and CNB Bank assets as well as loan performance from Holiday Financial Services.

Mr. Breakey introduced Joseph B. Bower, Jr., President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Bower offered his comments regarding the performance of the Bank since the last Annual Shareholder’s Meeting in 2009 and the objectives for the remainder of 2010.

The most significant events of the year were the Corporation’s stock growth (Nasdaq: CCNE) of 42.9% and maintenance of $1 billion in assets. The Corporation also expanded services provided by ERIEBANK, a division of CNB Bank, with the introduction of a temporary office at 885 Park Avenue in Meadville to serve as a full service office while the ERIEBANK new concept banking center is built. The temporary office opened in September, 2009 and replaced the Loan Production Office which had opened in October, 2008. The fifth and final new concept building for ERIEBANK is expected to open in Meadville on May 13, 2010.

CNB Bank formed a Wealth & Asset Management Services division on December 31, 2009 by combining the Trust & Asset Management Services division with the Wealth Management Services division. This new division incorporates all the complex financial services provided by the organization and offers a streamlined approach to provide the most valuable products and services to our customers.

The Bank chose to differentiate itself from those in the news by focusing marketing initiatives on strength and long term stability. The Bank maintained competitive deposit products throughout 2009, experiencing a 17.5% deposit growth.

Mr. Bower presented the Bank’s objectives for 2010, which include maintaining the Bank’s independence, further differentiating the bank in the market place, identifying profitable products and customers, and continuing controlled growth. In addition, the Corporation will further develop the most recent expansion initiatives that have been undertaken in the last few years and focus on small to mid-sized businesses and will continue with a strong focus on loan and asset quality and use of proper underwriting techniques. Mr. Bower also discussed the Shelf S-3 filing, dated April 16, 2010 and its purpose in allowing the Corporation an opportunity for future capital growth through either Common or Preferred Stock issuance, as deemed necessary.

Mr. Bower concluded his comments with the March 31, 2010 quarter end results. He noted a substantial growth in the Corporation’s total assets amounting to 20.7% over first quarter results in 2009 as well as 25.2% growth in deposits and a 5% growth in loans for March 31, 2010 as compared to March 31, 2009.

In the Corporation’s reorganizational meeting, the Board reappointed Dennis L. Merrey as Chairman. In addition, the Board named the following corporation officers: Joseph B. Bower, Jr., President and Chief Executive Officer; Richard L. Greslick, Jr., Secretary; Charles R. Guarino, Treasurer and Principal Financial Officer; and Vincent C. Turiano, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the eleven incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, Michael F. Lezzer, Dennis L. Merrey, Robert W. Montler, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan and Peter F. Smith. Mr. Merrey was reappointed as Chairman of the Board.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Bower, President and Chief Executive Officer; Mr. Breakey, Executive Vice President and Chief Credit Officer; Charles R. Guarino, Vice President and Chief Financial Officer; Richard L. Sloppy, Executive Vice President and Chief Lending Officer, and Vincent C. Turiano, Senior Vice President/Operations.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK; Steven M. Cappellino and William L. DeLuca, Jr., Senior Vice Presidents/ Commercial Banking Division/ ERIEBANK; Robert S. Berezansky, Senior Vice President/Corporate Lending; Todd M. Abrams, Senior Vice President/Managing Director, Wealth & Asset Management; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, Charles C. Shrader, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Betsy Bort, Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Jr., Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; Richard L. Greslick, Jr., Vice President/ Administration; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Christopher L. Stott, Vice President/ Retail Lending; Calvin R. Thomas,

Jr., Vice President/ Trust Officer; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Gregory M. Dixon, Assistant Vice President/ Credit Administration; Leanne D. Kassab, Assistant Vice President/ Marketing; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Susan M. Warrick, Assistant Vice President/ Operations; Brian W. Wingard, Assistant Vice President/ Controller; Vickie L. Baker and Ruth Anne Ryan-Catalano, Assistant Vice Presidents/Regional Branch Administration; Carla M. LaBoda, Regional Retail Administrator/ ERIEBANK; Mary A. Baker and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Denise J. Greene, Francine M. Papa, Douglas M. Shaffer, Susan J. Shimmel, Theresa L. Swanson and Gregory R. Williams, Community Office Managers; Kelly S. Buck, Matthew V. Feleppa, Katie J. Jones, Abby L. Williams, Community Office Managers/ERIEBANK; Paul D. Sallie, Commercial Lending Officer/ ERIEBANK; Steven C. Tunall, Commercial Banking; Carol J. Cossick, Assistant Controller; Paul A. McDermott, Larry A. Putt, Brenda L. Terry and Mary Ann Roney, Banking Officers; Richard L. Bannon, Credit Administration Officer; Jennifer L. Mowery, Staff Commercial Lender; Natalie R. Barnett, Financial Consultant; Thomas W. Grice, Network Administration Officer; Shannon L. Irwin, Human Resources Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal, Operations Officer; BJ Sterndale, Training Officer; and Jane M. Gnan, Assistant Trust Officer.

In addition, for Holiday Financial Services, the following officers have been appointed for the forthcoming year: Joseph P. Strouse, Vice President/Community Office Manager and Jonathan L. Holler, Assistant Vice President/Community Office Manager.

Inquiries regarding Investor Relations of CNB Financial Corporation stock (CCNE) can be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-one community offices in Cambria, Clearfield, Centre, Elk, Jefferson, McKean and Warren counties and a Loan Production office in Johnstown, PA. ERIEBANK is a division of CNB Bank and currently operates five full service offices in Erie, Harborcreek and Meadville, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Erie, Hollidaysburg, Northern Cambria, Ridgway and Sidman, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.